                             ALLEGIANCE CORPORATION


                       CERTIFICATE OF AUTHORIZED OFFICERS


          The undersigned, pursuant to resolutions adopted by the Board of Directors of Allegiance Corporation, a Delaware corporation (the "Company"), on September 16, 1996 (the "Board Resolutions"), hereby certify that there is hereby approved and established pursuant to Section 301 of the Indenture, dated as of October 1, 1996 (the "Indenture"), among the Company, as issuer, and PNC Bank, Kentucky, Inc., as trustee (the "Trustee"), a series of Securities of the Company under the Indenture whose terms shall be as follows (capitalized terms used but not defined herein have the meanings ascribed thereto in the Indenture):

          1. The Securities of such series shall be known and designated as the "7.30% Notes due October 15, 2006" of the Company.

          2. The aggregate principal amount of the Securities of such series which may be authenticated and delivered under the Indenture is limited to $200,000,000 (except for Securities of such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for Securities which, pursuant to
     Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).

          3. The Stated Maturity of the principal of the Securities of such series shall be October 15, 2006.

          4. The Securities of such series shall bear interest at the rate of 7.30% per annum, which will accrue from October 15, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on April 15 and October 15 in each year, commencing April 15, 1997, to the Person in whose name such Securities of such series (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date next preceding the

     Interest Payment Date. Each April 15 and October 15 shall be an "Interest Payment Date" for such Securities of such series, and the March 31 and September 30 (whether or not a Business Day), as the case may be, next preceding an Interest Payment shall be the "Regular Record Date" for the interest payable on such Interest Payment Date.

          5. Payment of the principal of and interest on the Securities of such series will be made at the office or agency of the Company maintained for such purposes in the City of Louisville, Kentucky; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          6. The Securities of such series will not be redeemable at the option of the Company.

          7. The Company shall not be obligated to redeem or purchase the Securities of such series pursuant to any sinking fund or analogous provision, or at the option of any Holder thereof.

          8. The Securities of such series shall be issued in the form of one or more permanent Global Securities registered in the name of The Depository Trust Company or its nominee.

          9. The Trustee shall act as paying agent with respect to the Securities of such series.

          10. The Securities of such series shall be in such form or forms as may be approved by the officers of the Company as provided in the Board Resolutions, such approval to be evidenced by such officers' manual or facsimile signatures on the Securities of such series, provided that such form or forms of the Securities are not inconsistent with the requirements of the Indenture or the Board Resolutions.


                                   *  *  *  *

          IN WITNESS WHEREOF, we have hereunto signed our names as of this 9th day of October, 1996.


                                   /s/ Peter B. McKee
                                   -----------------------------------
                                   Name:     Peter B. McKee
                                   Title:    Chief Financial Officer



                                   /s/ Leonard G. Kuhr
                                   -----------------------------------
                                   Name:     Leonard G. Kuhr
                                   Title:    Corporate Vice President and
                                             Treasurer

                             ALLEGIANCE CORPORATION


                       CERTIFICATE OF AUTHORIZED OFFICERS


          The undersigned, pursuant to resolutions adopted by the Board of Directors of Allegiance Corporation, a Delaware corporation (the "Company"), on September 16, 1996 (the "Board Resolutions"), hereby certify that there is hereby approved and established pursuant to Section 301 of the Indenture, dated as of October 1, 1996 (the "Indenture"), among the Company, as issuer, and PNC Bank, Kentucky, Inc., as trustee (the "Trustee"), a series of Securities of the Company under the Indenture whose terms shall be as follows (capitalized terms used but not defined herein have the meanings ascribed thereto in the Indenture):

          1. The Securities of such series shall be known and designated as the "7.80% Debentures due October 15, 2016 of the Company.

          2. The aggregate principal amount of the Securities of such series which may be authenticated and delivered under the Indenture is limited to $150,000,000 (except for Securities of such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for Securities which, pursuant to
     Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).

          3. The Stated Maturity of the principal of the Securities of such series shall be October 15, 2016.

          4. The Securities of such series shall bear interest at the rate of 7.80% per annum, which will accrue from October 15 , 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on April 15 and October 15 in each year, commencing April 15, 1997, to the Person in whose name such Securities of such series (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date next preceding the Interest Payment Date. Each April 15 and October 15 shall be an "Interest Payment Date" for such Securities of such series, and the March 31 and September 30 (whether or not a Business Day), as the case may be, next preceding an Interest Payment shall be the "Regular Record Date" for the interest payable on such Interest Payment Date.

          5. Payment of the principal of and interest on the Securities of such series will be made at the office or agency of the Company maintained for such purposes in the City of Louisville, Kentucky; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          6. The Securities of such series will not be redeemable at the option of the Company.

          7. The Company shall not be obligated to redeem or purchase the Securities of such series pursuant to any sinking fund or analogous provision, or at the option of any Holder thereof.

          8. The Securities of such series shall be issued in the form of one or more permanent Global Securities registered in the name of The Depository Trust Company or its nominee.

          9. The Trustee shall act as paying agent with respect to the Securities of such series.

          10. The Securities of such series shall be in such form or forms as may be approved by the officers of the Company as provided in the Board Resolutions, such approval to be evidenced by such officers' manual or facsimile signatures on the Securities of such series, provided that such form or forms of the Securities are not inconsistent with the requirements of the Indenture or the Board Resolutions.


                                   *  *  *  *

          IN WITNESS WHEREOF, we have hereunto signed our names as of this 9th day of October, 1996.


                                   /s/ Peter B. McKee
                                   -----------------------------------
                                   Name:     Peter B. McKee
                                   Title:    Chief Financial Officer



                                   /s/ Leonard G. Kuhr
                                   -----------------------------------
                                   Name:     Leonard G. Kuhr
                                   Title:    Corporate Vice President and
                                             Treasurer

                             ALLEGIANCE CORPORATION


                       CERTIFICATE OF AUTHORIZED OFFICERS


          The undersigned, pursuant to resolutions adopted by the Board of Directors of Allegiance Corporation, a Delaware corporation (the "Company"), on September 16, 1996 (the "Board Resolutions"), hereby certify that there is hereby approved and established pursuant to Section 301 of the Indenture, dated as of October 1, 1996 (the "Indenture"), among the Company, as issuer, and PNC Bank, Kentucky, Inc., as trustee (the "Trustee"), a series of Securities of the Company under the Indenture whose terms shall be as follows (capitalized terms used but not defined herein have the meanings ascribed thereto in the Indenture):

          1. The Securities of such series shall be known and designated as the "7.00% Debentures due October 15, 2026" of the Company.

          2. The aggregate principal amount of the Securities of such series which may be authenticated and delivered under the Indenture is limited to $200,000,000 (except for Securities of such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for Securities which, pursuant to
     Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder).

          3. The Stated Maturity of the principal of the Securities of such series shall be October 15, 2026.

          4. The Securities of such series shall bear interest at the rate of 7.00% per annum, which will accrue from October 15, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on April 15 and October 15 in each year, commencing April 15, 1997, to the Person in whose name such Securities of such series (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date next preceding the

     Interest Payment Date. Each April 15 and October 15 shall be an "Interest Payment Date" for such Securities of such series, and the March 31 and September 30 (whether or not a Business Day), as the case may be, next preceding an Interest Payment shall be the "Regular Record Date" for the interest payable on such Interest Payment Date.

          5. Payment of the principal of and interest on the Securities of such series will be made at the office or agency of the Company maintained for such purposes in the City of Louisville, Kentucky; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          6. The Securities of such series will not be redeemable at the option of the Company.

          7. The Company shall not be obligated to redeem or purchase the Securities of such series pursuant to any sinking fund or analogous provision, or at the option of any Holder thereof, except that any Holder of a Security of this series may elect to have that Security, or any portion of the principal amount thereof that is a multiple of $1,000, repaid on October 15, 2003 at 100% of the principal amount thereof, together with accrued interest to October 15, 2003. In order for the Holder to exercise this option, the Company must receive at its office or agency in Louisville, Kentucky, during the period beginning on August 15, 2003 and ending at 5:00 p.m. (New York City time) on September 15, 2003, this Security with the form "Option to Elect Repayment on October 15, 2003" duly completed. Any such notice received by the Company during the period beginning on August 15, 2003, and ending at 5:00 p.m. (New York City time) on September 15, 2003 (or, if September 15, 2003 is not a Business Day, the next succeeding Business Day) shall be irrevocable.

          8. The Securities of such series shall be issued in the form of one or more permanent Global Securities registered in the name of The Depository Trust Company or its nominee.

          9. The Trustee shall act as paying agent with respect to the Securities of such series.

          10. The Securities of such series shall be in such form or forms as may be approved by the officers of the Company as provided in the Board Resolutions, such approval to be evidenced by such officers' manual or facsimile signatures on the Securities of such series, provided that such form or forms of the Securities are not inconsistent with the requirements of the Indenture or the Board Resolutions.


                                   *  *  *  *

          IN WITNESS WHEREOF, we have hereunto signed our names as of this 9th day of October, 1996.


                                   /s/ Peter B. McKee
                                   -----------------------------------
                                   Name:     Peter B. McKee
                                   Title:    Chief Financial Officer



                                   /s/ Leonard G. Kuhr
                                   -----------------------------------
                                   Name:     Leonard G. Kuhr
                                   Title:    Corporate Vice President and
                                             Treasurer


                                       -7-